Transocean

FLEET STATUS REPORT

DEEPWATER PROTEUS
DEEPWATER PROTEUS

APRIL 2019

Transocean Ltd. (NYSE: RIG)

Updated: April 17, 2019
Revisions Noted in Bold
Dynamically positioned 
											Dayrate on	Dayrate on
				Yr. (1)	Water	Drilling			Estimated	Estimated	Current	Previous
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Contract (3)	Contract (3)
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Additional Comments for Q2 2019 - Q1 2020

Rigs Under Construction (5)				
JSPL Ultra-Deepwater Drillship TBN 1	(9)	ship		TBA	12,000	40,000	TBA
JSPL Ultra-Deepwater Drillship TBN 2	(6), (17)	ship		TBA	12,000	40,000	USGOM	Chevron	Q4 2021	Q4 2026	455,000	N/A
Ocean Rig Crete	(16)	ship		TBA	12,000	40,000	TBA
Ocean Rig Santorini	(16)	ship		TBA	12,000	40,000	TBA
Transocean Norge	(7), (8), (12)	semi		2019	10,000	40,000	Norway	Equinor	Jul-19	Nov-19	278,000	N/A
	(7), (8), (12)						Norway	Equinor	Nov-19	May-20	288,000	278,000
			
Ultra-Deepwater (31)				
Deepwater Poseidon	(6)	ship		2018	12,000	40,000	USGOM	Shell	Sep-18	Feb-28	477,000	0
Deepwater Pontus	(6)	ship		2017	12,000	40,000	USGOM	Shell	Oct-17	Oct-27	477,000	N/A
Deepwater Conqueror	(6), (8)	ship		2016	12,000	40,000	USGOM	Chevron	Dec-16	Dec-21	582,000	N/A
Deepwater Proteus	(6)	ship		2016	12,000	40,000	USGOM	Shell	Aug-16	May-26	473,000	N/A
Deepwater Thalassa	(6)	ship		2016	12,000	40,000	USGOM	Shell	Jul-16	Feb-26	474,000	N/A
Ocean Rig Apollo		ship		2015	12,000	40,000				Stacked May 2016
Deepwater Asgard		ship		2014	12,000	40,000	USGOM	Murphy Oil Corp	May-19	Aug-19	Not Disclosed	Not Disclosed
Deepwater Invictus	(6)	ship		2014	12,000	40,000	Trinidad	BHP Billiton	Feb-19	Oct-19	Not Disclosed	Not Disclosed
	(6)						Mexico	BHP Billiton	Oct-19	Jan-20	Not Disclosed	Not Disclosed
	(6)						USGOM	BHP Billiton	Jan-20	May-20	Not Disclosed	Not Disclosed
Ocean Rig Athena		ship		2014	12,000	40,000				Stacked March 2017
Ocean Rig Skyros		ship		2013	12,000	40,000	Angola	Total	Dec-18	Sep-21	573,000	N/A
Ocean Rig Mylos		ship		2013	12,000	40,000				Stacked September 2016
Ocean Rig Corcovado	(7), (8)	ship		2011	10,000	35,000	Brazil	Petrobras	Nov-19	Jul-21	195,000	N/A	Paid mobilization
Ocean Rig Mykonos	(7), (8)	ship		2011	10,000	35,000	Brazil	Petrobras	Nov-19	May-21	215,000	N/A	Paid mobilization
Ocean Rig Olympia		ship		2011	10,000	35,000				Stacked April 2016
Ocean Rig Poseidon		ship		2011	10,000	35,000	Angola	ENI	Dec-18	Jul-19	Not Disclosed	N/A
Deepwater Champion		ship		2011	12,000	40,000				Stacked Feb. 2016
Discoverer Inspiration	(6), (8)	ship		2010	12,000	40,000	USGOM	Chevron	Mar-15	Mar-20	564,000	571,000
Discoverer India	(8)	ship		2010	12,000	40,000	Ivory Coast	CNR	May-18	May-19	Not Disclosed	N/A	7 day paid demobilization of equipment
Dhirubhai Deepwater KG2		ship		2010	12,000	35,000	China	CNOOC	Feb-19	Jun-19	Not Disclosed	N/A
	(19)						Australia	Chevron	Aug-19	May-20	Not Disclosed	N/A
Discoverer Luanda		ship		2010	7,500	40,000				Stacked February 2018
Discoverer Americas		ship		2009	12,000	40,000				Stacked April 2016
Discoverer Clear Leader		ship		2009	12,000	40,000				Idle Nov 2017
Petrobras 10000	(4), (6), (7)	ship		2009	12,000	37,500	Brazil	Petrobras	Mar-19	Feb-20	298,000	275,000
	(4), (6), (7)						Brazil	Petrobras	Mar-20	Feb-21	307,000	298,000
	(4), (6), (7)						Brazil	Petrobras	Mar-21	Sep-21	316,000	307,000
Dhirubhai Deepwater KG1		ship		2009	12,000	35,000	India	Reliance	Jul-18	See Footnote 13	Not Disclosed	433,000
Development Driller III		semi		2009	7,500	37,500	Equatorial Guinea	ExxonMobil	Feb-19	Feb-20	192,000	N/A
GSF Development Driller II		semi		2005	7,500	37,500				Stacked Jan. 2016
GSF Development Driller I	(19)	semi		2005	7,500	37,500	Australia	Chevron	Apr-19	Apr-21	Not Disclosed	Not Disclosed
Discoverer Deep Seas		ship		2001	10,000	35,000				Stacked Feb. 2016
Discoverer Spirit		ship		2000	10,000	35,000				Stacked March 2015
Deepwater Nautilus		semi		2000	8,000	30,000	Malaysia	Shell	May-19	Jan-20	Not Disclosed	Not Disclosed
Discoverer Enterprise		ship	*	1999	10,000	35,000				Stacked Sept. 2015
													Q2 2019	Q3 2019	Q4 2019	Q1 2020
											Estimated Average Contract Dayrates (5)		$326,000	$343,000	$356,000	$365,000

Harsh Environment (13)				
Transocean Enabler	(6), (7), (8)	semi		2016	1,640	28,000	Norway	Equinor	Jul-18	Jul-19	445,000	449,000
	(6), (7), (8)						Norway	Equinor	Jul-19	Jul-20	441,000	445,000
	(6), (7), (8)						Norway	Equinor	Jul-20	Jul-21	436,000	441,000
	(6), (7), (8)						Norway	Equinor	Jul-21	Jul-22	432,000	436,000
	(6), (7), (8)						Norway	Equinor	Jul-22	Jul-23	427,000	432,000
	(6), (7), (8)						Norway	Equinor	Jul-23	Mar-24	418,000	427,000
Transocean Encourage	(6), (7), (8)	semi		2016	1,640	28,000	Norway	Equinor	Mar-19	Mar-20	437,000	440,000
	(6), (7), (8)						Norway	Equinor	Mar-20	Mar-21	432,000	437,000
	(6), (7), (8)						Norway	Equinor	Mar-21	Mar-22	428,000	432,000
	(6), (7), (8)						Norway	Equinor	Mar-22	Mar-23	423,000	428,000
	(6), (7), (8)						Norway	Equinor	Mar-23	Nov-23	414,000	423,000
Transocean Endurance	(6), (8)	semi		2015	1,640	28,000	Norway	Equinor	Dec-18	Dec-19	488,000	493,000
	(6), (8)						Norway	Equinor	Dec-19	Dec-20	483,000	488,000
	(6), (8)						Norway	Equinor	Dec-20	Dec-21	478,000	483,000
	(6), (8)						Norway	Equinor	Dec-21	Dec-22	474,000	478,000
	(6), (8)						Norway	Equinor	Dec-22	Jun-23	463,000	474,000
Transocean Equinox	(6), (8)	semi		2015	1,640	28,000	Norway	Equinor	Nov-18	Nov-19	488,000	493,000
	(6), (8)						Norway	Equinor	Nov-19	Nov-20	483,000	488,000
	(6), (8)						Norway	Equinor	Nov-20	Nov-21	478,000	483,000
	(6), (8)						Norway	Equinor	Nov-21	Nov-22	474,000	478,000
	(6), (8)						Norway	Equinor	Nov-22	Dec-22	463,000	474,000
Transocean Spitsbergen	(7), (8)	semi		2010	10,000	30,000	Norway	Equinor	Jan-18	Apr-19	210,000	Not Disclosed
	(7), (8)						Norway	Equinor	Apr-19	Jun-19	230,000	210,000	Estimated 44 days out of service for 10 year SPS
	(7), (8)						Norway	Equinor	Aug-19	Apr-22	Not Disclosed	230,000
Transocean Barents	(8)	semi		2009	10,000	30,000	Canada	Suncor Energy	Apr-19	Sep-19	285,000	Not Disclosed
Leiv Eiriksson	(6)	semi		2001	7,500	25,000	Norway	Lundin Petroleum	Dec-18	Jun-19	Not Disclosed	N/A
							Norway	ConocoPhillips	Oct-19	Jan-20	Not Disclosed	Not Disclosed
Paul B. Loyd, Jr.		semi		1990	2,000	25,000	UKNS	Zennor Petroleum Limited	Jul-18	Apr-19	Not Disclosed	Not Disclosed
							UKNS	BP	May-19	Nov-19	Not Disclosed	Not Disclosed
Transocean Leader	(8)	semi		1987/1997	4,500	25,000	UKNS	Hurricane Energy PLC	Apr-19	Oct-19	Not Disclosed	Not disclosed
							UKNS	Premier Oil	Mar-20	Jun-20	Not Disclosed	Not disclosed
Transocean Arctic	(7)	semi		1986	1,650	25,000	Norway	Capricorn Norge	May-19	Jul-19	Not Disclosed	Not Disclosed
	(7)						Norway	DEA Norge	Jul-19	Jul-20	Not Disclosed	Not Disclosed
Henry Goodrich	(6), (8)	semi		1985/2007	5,000	30,000	Canada	Husky	May-18	Nov-19	275,000	275,000
Polar Pioneer		semi		1985/2014	1,500	25,000				Stacked Dec. 2015
Songa Dee		semi		1984/2014	1,500	30,000				Stacked Sep. 2016
													Q2 2019	Q3 2019	Q4 2019	Q1 2020
											Estimated Average Contract Dayrates (5)		$308,000	$313,000	$332,000	$359,000

Midwater Floaters (4)				
Sedco 714		semi		1983/1997	1,600	25,000				Stacked Nov. 2015
Transocean 712	(7)	semi		1983	1,600	25,000	UKNS	ConocoPhillips	Mar-19	Jan-21	Not Disclosed	Not Disclosed
Sedco 711		semi		1982	1,800	25,000				Stacked Jan. 2016
Actinia		semi		1982	1,500	25,000	India	ONGC	May-16	May-19	101,000	N/A
													Q2 2019	Q3 2019	Q4 2019	Q1 2020
											Estimated Average Contract Dayrates (5)		$126,000	$130,000	$130,000	$130,000

Fixed-Price Options - See Footnote 10				
Ultra-Deepwater				
Development Driller III		semi		2009	7,500	37,500	Equatorial Guinea	ExxonMobil	Feb-20	Aug-20	Not Disclosed	Not Disclosed
							Equatorial Guinea	ExxonMobil	Aug-20	Mar-21	Not Disclosed	Not Disclosed
GSF Development Driller I		semi		2005	7,500	37,500	Australia	Chevron	Apr-21	May-21	Not Disclosed	Not Disclosed
							Australia	Chevron	Jun-21	Jul-21	Not Disclosed	Not Disclosed
							Australia	Chevron	Aug-21	Sep-21	Not Disclosed	Not Disclosed
							Australia	Chevron	Oct-21	Nov-21	Not Disclosed	Not Disclosed
Deepwater Invictus	(6)	ship		2014	12,000	40,000	USGOM	BHP Billiton	May-20	May-21	Not Disclosed	Not Disclosed
	(6)						USGOM	BHP Billiton	May-21	May-22	Not Disclosed	Not Disclosed
	(6)						USGOM	BHP Billiton	May-22	May-23	Not Disclosed	Not Disclosed
Dhirubhai Deepwater KG1	(14)	ship		2009	12,000	35,000	India	Reliance	See Footnote 14	See Footnote 14	Not Disclosed	Not Disclosed
Dhirubhai Deepwater KG2	(18)	ship		2010	12,000	35,000	Australia	Chevron	May-20	Aug-20	Not Disclosed	Not Disclosed
Ocean Rig Skyros	(8), (20)	ship		2013	12,000	40,000	Angola	Total	Oct-21	Jan-22	200,000	573,255
	(8), (20)						Angola	Total	Jan-22	May-22	200,000	200,000
	(8), (20)						Angola	Total	May-22	Sep-22	200,000	200,000
Ocean Rig Corcovado	(7), (8)	ship		2011	10,000	35,000	Brazil	Petrobras	Jul-21	Jun-23	Not Disclosed	Not Disclosed
Ocean Rig Mykonos	(7), (8)	ship		2011	10,000	35,000	Brazil	Petrobras	May-21	Aug-23	Not Disclosed	Not Disclosed
Harsh Environment				
Transocean Enabler	(7), (11), (8)	semi		2016	1,640	28,000	Norway	Equinor	Mar-24	Mar-27	418,000	418,000
	(7), (11), (8)						Norway	Equinor	Mar-27	Mar-30	418,000	418,000
	(7), (8)						Norway	Equinor	Mar-30	Mar-33	418,000	418,000
	(7), (8)						Norway	Equinor	Mar-33	Mar-36	418,000	418,000
Transocean Encourage	(7), (11), (8)	semi		2016	1,640	28,000	Norway	Equinor	Nov-23	Nov-26	414,000	414,000
	(7), (11), (8)						Norway	Equinor	Nov-26	Nov-29	414,000	414,000
	(7), (8)						Norway	Equinor	Nov-29	Nov-32	414,000	414,000
	(7), (8)						Norway	Equinor	Nov-32	Nov-35	414,000	414,000
Transocean Endurance	(6), (11), (8)	semi		2015	1,640	28,000	Norway	Equinor	Jun-23	Jun-26	478,000	478,000
	(6), (11), (8)						Norway	Equinor	Jun-26	Jun-29	478,000	478,000
	(6), (8)						Norway	Equinor	Jun-29	Jun-32	478,000	478,000
	(6), (8)						Norway	Equinor	Jun-32	Jun-35	478,000	478,000
Transocean Equinox	(6), (11), (8)	semi		2015	1,640	28,000	Norway	Equinor	Dec-22	Dec-25	478,000	478,000
	(6), (11), (8)						Norway	Equinor	Dec-25	Dec-28	478,000	478,000
	(6), (8)						Norway	Equinor	Dec-28	Dec-31	478,000	478,000
	(6), (8)						Norway	Equinor	Dec-31	Dec-34	478,000	478,000
Transocean Spitsbergen	(7), (8)	semi		2010	10,000	30,000	Norway	Equinor	Apr-22	May-22	Not Disclosed	Not Disclosed
	(7), (8)						Norway	Equinor	Jun-22	Jul-22	Not Disclosed	Not Disclosed
Transocean Barents	(8)	semi		2009	10,000	30,000	Canada	Suncor Energy	Oct-19	See Footnote 15	Not Disclosed	Not Disclosed
Transocean Norge	(7), (8), (12)	semi		2019	10,000	40,000	Norway	Equinor	May-20	Jun-20	Not Disclosed	Not Disclosed
	(7), (8), (12)						Norway	Equinor	Jun-20	Jul-20	Not Disclosed	Not Disclosed
	(7), (8), (12)						Norway	Equinor	Jul-20	Aug-20	Not Disclosed	Not Disclosed
	(7), (8), (12)						Norway	Equinor	Aug-20	Sep-20	Not Disclosed	Not Disclosed
Paul B. Loyd, Jr.		semi		1990	2,000	25,000	UKNS	BP	Nov-19	Jan-20	Not Disclosed	Not Disclosed
							UKNS	BP	Feb-20	Apr-20	Not Disclosed	Not Disclosed
Leiv Eiriksson	(6)	semi		2001	7,500	25,000	Norway	Lundin Petroleum	Jun-19	Aug-19	Not Disclosed	Not Disclosed
	(6)						Norway	Lundin Petroleum	Aug-19	Oct-19	Not Disclosed	Not Disclosed
							Norway	ConocoPhillips	Jan-20	Mar-20	Not Disclosed	Not Disclosed
							Norway	ConocoPhillips	Mar-20	May-20	Not Disclosed	Not Disclosed

Updated: April 17, 2019
Revisions Noted in Bold

Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.
(2)

Estimated Contract Start and Estimated Expiration Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on March 4, 2018 will be reported as commencing in February 2018) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on March 24, 2018 will be reported as commencing in March 2018). Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)

Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve. Please refer to the “Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4)	In September 2018, the contract was extended by 2 years through October 2021 and includes a blend and extend modification to the previous contract dayrate.
(5)	Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.
(6)

If the dayrate is disclosed, reflects the current contracted dayrate which could reflect prior cost escalations, or de-escalations, and could change in the future due to further cost escalations, or de-escalations.

(7)

If the dayrate is disclosed, reflects the current contracted dayrate which, along with costs, includes a foreign currency component. Changes in the value of the U.S. Dollar relative to certain foreign currencies will result in an adjustment to the dayrate according to the terms of the contract. The dayrate adjustment generally offsets the foreign currency exchange-related change in costs.

(8)	If the dayrate is disclosed, the contract provides for a bonus incentive opportunity not reflected in the current contract dayrate.
(9)	JSPL Ultra-Deepwater Drillship TBN 1 on order from Sembcorp Marine's subsidiary, Jurong Shipyard, is expected to be delivered in the second quarter of 2020.
(10)

Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(11)	If exercised, a lump sum payment of $12.5 million shall be payable to the customer upon commencement of the option period.
(12)

We hold a 33.0% ownership interest in the unconsolidated company owning  the rig.  Our customer has entered into the drilling contract with the operating company, a wholly owned subsidiary.  Our contract backlog includes and we will recognize 100% of the contract drilling revenues associated with the drilling contract.

(13)

Customer has exercised the option which is based on either the number of wells or duration. If the customer elects to exercise a well-based option, the option period will be up to five wells.  If the customer elects to exercise a duration-based option, the option period will be comprised of two durations of 12-months and six-months, respectively.  The customer has until April 30, 2019 to declare the terms of the exercised option.

(14)	Customer may elect to exercise this option as a well-based commitment of up to seven wells.
(15)	The estimated duration of this option is between three and nine months.
(16)	The Ocean Rig Santorini and Ocean Rig Crete are currently under construction and are estimated to be delivered in Q3 2019 and Q3 2020, respectively.
(17)

The contract is expected to start in the quarter indicated. Factors that could influence the contract start date include shipyard delivery, customer acceptance, and mobilization to operating location, among others.

(18)	Customer reserves the right to utilize either the GSF Development Driller I or the Dhirubhai Deepwater KG2 to perform this work.
(19)	Customer agreed to transfer dates from the GSF Development Driller I to the Dhirubhai Deepwater KG2.
(20)

The contract includes three priced options of 2 wells or a minimal duration of 120 days. Since the dayrate of the priced option is substantially lower than the dayrate of the firm contract and our expectation for the future market dayrate, we will defer recognition of a portion of the revenues billed during the firm contract period and recognize it during the option periods. The average dayrate during the firm and priced options period is $467,000.

DISCLAIMERS & DEFINITIONS

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service. The time associated with committed shipyards, upgrades, surveys, repairs, regulatory inspections, contract preparation or other committed activity on the rig and is not expected to earn an operating dayrate, Contract preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements.

The references included in this Fleet Status Report may not be firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Fleet Status Reports, as applicable.

In some instances such as certain mobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary contract term of the drilling contract.

Forward-Looking Statement.  The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classifications. Transocean uses classifications for its drillships, semisubmersibles, and jackup rigs.The classifications reflect the company’s strategic focus on the ownership and operations of premium, high-specification units and are approximately as follows: “Ultra-Deepwater” are the latest generation of drillships and semisubmersible rigs and are capable of drilling in water depths equal to or greater than 7,500 feet; “Deepwater” rigs are drillships and semisubmersible rigs capable of drilling in water depths equal to or greater than 4,500 feet and less than 7,500 feet; “Harsh Environment” are premium rigs equipped for year-round operations in harsh environments; “Midwater Floaters” are semisubmersible rigs capable of drilling in water depths of greater than 300 feet and up to 4,499 feet; and "High-Specification Jackups" are high‑performance, independent cantilever jackup rigs that are capable of  drilling in water depths of up to 400 feet.

Stacking.  An "Idle" rig is primarily between contracts, readily available for  operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is primarily manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for approximately 30 days following initiation of stacking.